Exhibit 10.6

Ministry of Economic Development

“The Business Centre”, Upton, St. Michael, BarbadosTel.:
(246) 430-2200 Fax: (246) 228-6157

Email: info@barbadosbusiness.gov.bb
Website: www.barbadosbusiness.gov.bb

Ref.     No.: 5166/4/3422

October 31, 2001

Clarke & Co.
Attorney-at-Law
Parker House
Wildey Business Park
Wildy Road

ST. MICHAEL

Dear Sirs,

INTERNATIONAL BUSINESS COMPANY LICENCE

        In respect of your application on behalf of   EVEREST RE GROUP, LTD.    I wish to inform you that the Minister has also approved the grant of a 15 year guarantee in accordance with Section 27 of the Act.

Yours faithfully,

/s/K.J.M. Venner

K.J.M. Venner For Permanent Secrectary (International Business)